UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

HEMACARE CORPORATION
(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

15350 Sherman Way, Suite 350  Van Nuys, California     91406
(Address of principal executive offices)                           (Zip Code)

(Registrant's telephone number, including area code): 818-226-1968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2010, Robert S. Chilton tendered his resignation as Chief Financial Officer and Director of HemaCare Corporation ("Registrant"), and from all other positions he holds with the Registrant and its subsidiaries, effective March 26, 2010.  In connection with his resignation, on March 15, 2010, the Registrant entered into a Separation Agreement, dated March 15, 2010, with Mr. Chilton, wherein in exchange for a release of any employment related claims Mr. Chilton could assert against the Registrant, the Registrant agreed to pay Mr. Chilton $115,000 on April 26, 2010.

On March 11, 2010, the Registrant's Board of Directors appointed Pete van der Wal as the Registrant’s Chief Financial Officer, with such appointment to be effective upon the effective date of Mr. Chilton’s resignation.  Mr. van der Wal currently serves as the Registrant’s President and Chief Executive Officer, and as a member of the Board of Directors.

On March 11, 2010, the Registrant entered into an Employment Agreement, dated March 2, 2010, with Pete van der Wal, wherein effective April 1 2010, Mr. van der Wal will receive a base annual salary of $225,000, and is eligible to receive an annual bonus, subject to achieving specified goals as determined by the Registrant’s Board of Directors, of up to 67% of his base annual salary, payable by March 15 of the following calendar year.  Mr. van der Wal is also entitled to the same benefits as other similarly situated employees.

On March 11, 2010, the Registrant entered into a Separation Agreement, dated February 26, 2010, with John Doumitt, the Registrant’s former Chief Executive Officer wherein in exchange for a release of any employment related claims Mr. Doumitt could assert against the Registrant, the Registrant agreed to pay Mr. Doumitt $62,500 on April 9, 2010.

The foregoing summary is qualified in its entirety by reference to the copies of these agreements which are filed as Exhibits 10.1, 10.2, and 10.3 to this report and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	10.1	Employment Agreement, dated March 2, 2010, between the Registrant and Pete van der Wal.
	10.2	Separation Agreement, dated February 26, 2010, between the Registrant and John Doumitt.
	10.3	Separation Agreement, dated March 15, 2010, between the Registrant and Robert S. Chilton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 17, 2010	HEMACARE CORPORATION By: /s/ Robert S. Chilton Robert S. Chilton Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated March 2, 2010, between the Registrant and Pete van der Wal.
10.2	Separation Agreement, dated February 26, 2010, between the Registrant and John Doumitt.
10.3	Separation Agreement, dated March 11, 2010, between the Registrant and Robert S. Chilton.